EXHIBIT 31d

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, E. E. Thiele, Chief Financial Officer of Rowan Companies, Inc., certify that:

1.	I have reviewed this amended annual report on Form 10-K/A of Rowan Companies, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 1, 2005	/s/ E. E. THIELE

E. E. Thiele
Senior Vice President - Finance,
Administration and Treasurer
(Chief Financial Officer)